Exhibit 10.74

Dated:  December 17, 2004

PROMISSORY NOTE SECURED BY DEED OF TRUST

FOR VALUE RECEIVED, Metzger Mountain Pointe, LLC, an Arizona limited liability company; Mountain Pointe Office Investments, LLC, an Arizona limited liability company; and RCH Mountain Pointe, LLC, an Arizona limited liability company (herein "Maker") promises to pay to the order of Bedford Property Investors, Inc., a Maryland corporation, or order (herein "Holder") at 270 Lafayette Circle, Lafayette, California 94549, or at such other place as Holder of this Note may from time to time designate, the principal sum of Six Million Five Hundred Forty Five Thousand Dollars ($6,545,000) with interest thereon computed from the date of this Note (as defined in paragraph 1, below) at the rate of six percent (6%) per annum.  The entire unpaid principal balance of this Note, together with accrued and unpaid interest, shall be due and payable in full three months after the date of this Note (the "Due Date").  If the payment is not made on the Due Date, interest shall accrue after the Due Date at a rate six percent higher than the Note rate until paid in full.  All interest computations shall be based on a 360 day year.

This note is made subject to all of the following provisions, each of which is expressly agreed to by Maker:

1.

Date.  The "date of this Note," as that term is used herein, shall be the date of recording the Trust Deed.

2.

Intentionally Omitted

3.

Note Secured by Deed of Trust Provision.  This Note is secured by a Deed of Trust, of even date herewith, executed by Maker and covering real property located in Maricopa County, State of Arizona (herein the "Trust Deed").  The Trust Deed contains the provision set forth in paragraph 4 of this Note.

4.

Due on Sale Provision.  In the event Maker, or any successor in interest to Maker, should sell, convey, transfer, assign, hypothecate, lease or otherwise dispose of or further encumber the subject property, or any part thereof, or any interest therein, or agree to do so, whether voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, without the written consent of Holder being first obtained, then and in any such event, Holder may, at its option, declare all obligations hereby secured to be immediately due and payable notwithstanding any provision to the contrary contained herein or in the Trust Deed or other instruments in which the obligations herein are secured.  Maker agrees to notify Holder promptly of any transaction or event which may give rise to a right of acceleration hereunder.  Holder’s consent to one such transaction shall not constitute a waiver of Holder’s right to require its consent to any future or successive transaction.

5.

Attorneys' Fees, Collection Costs Provision.  If Holder refers this Note to an attorney for collection or seeks legal advice following a default under this Note or under the Trust Deed or any other instrument securing this indebtedness, or if an action is instituted by Holder or by any other person, and an attorney is employed by Holder to appear in any such action or proceeding or to reclaim, sequester, protect, preserve or enforce Holder’s interest in the real property security or any other security for this Note, including, but not limited to, proceedings to foreclose the loan evidenced hereby, proceedings under the Federal Bankruptcy Act, or in eminent domain, or under the California Probate Code, or in connection with any state or federal tax lien, or to enforce an assignment of rents, or for the appointment of a receiver, or involving mechanic’s liens or stop notices, the undersigned and every endorser and guarantor hereof and every person who assumes the obligations evidenced by this Note and/or the Trust Deed, jointly and severally, promise to pay within ten (10) days of written demand such reasonable attorneys fees for services performed by Holder’s attorney, and all costs and expenses incurred incident to such employment.

6.

Waiver Presentment, Demand, Protest Provision.  Presentment, demand, protest, notices of protest, dishonor and non-payment of this Note and all notices of every kind are hereby jointly waived by Maker and endorser hereof and all others who may be liable for all or any part of this obligation.

7.

Single or Partial Exercise Shall Not Preclude Other Provision.  No single or partial exercise by Holder of any power hereunder or contained in the Trust Deed shall preclude other or further exercise thereof.  The Holder shall at all times have the right to proceed against any portion of the security held for this Note in such order and in such manner as Holder may deem fit, without waiving any rights with respect to any other security.  No delay or omission on the part of Holder in exercising any right hereunder, lack of diligence, or consent to the extension of any time payment shall operate as a waiver of such right or of any other right under this Note.

8.

Severance of Unenforceable Provisions.  Should any part, term or provision of this Note or the Trust Deed be declared invalid, void or unenforceable, such provision shall be severed from the remaining provisions of the instrument and shall not invalidate such remaining provisions.  All such remaining provisions shall remain in full force and effect, valid and enforceable.

9.

Powers Cumulative Provision.  No right, power or remedy given Holder by the terms of this Note or the Trust Deed is intended to be exclusive of any other right, power or remedy, and each and every such right, power or remedy shall be cumulative and in addition to every other right, power or remedy given to Holder by the terms of any instrument or by any statute or otherwise against Maker or any other person.

10.

Provision Characterizing Indebtedness As Other Than Loan.  Maker acknowledges that the indebtedness evidenced hereby arises pursuant to the bargain and sale of real property.

11.

No Waiver.  Failure of Holder to exercise any of its rights hereunder shall not constitute a waiver or release by Holder of the right to exercise such right in any subsequent instance.

12.

Joint and Several Liability.  All liability of each Maker hereunder shall be joint and several.

13.

Authority.  If any Maker hereunder is a corporation or a partnership, each individual executing this Note on behalf of such entity represents and warrants that he is duly authorized to execute and deliver this Note on behalf of such entity and that this Note shall be binding upon such entity in accordance with its terms.

14.

Prepayment.  Maker may, from time to time, prepay this Note in whole or in part without penalty.  Any prepayment of Principal of this Note shall include accrued by unpaid interest to the date of payment on the principal amount being prepaid.  No such prepayment shall extend or postpone the due date for any subsequent payment due hereunder.

15.

Governing Law Provision.  This Note shall be governed by and construed under the laws of the State of Arizona.

16.

By placing their initial here /s/ M.S.E., Maker acknowledges and agrees that Holder shall report to the Internal Revenue Service (“IRS”) interest on this note as received from the taxpayer named here Metzger Mountain Pointe, LLC, whose social security or taxpayer’s identification number is 36-4265691, Mountain Pointe Office Investments, LLC, whose social security or taxpayer’s identification number is 20-1952699, and RCH Mountain Point, LLC, whose social security or taxpayer’s identification number is 20-1981976.  Maker acknowledges that failure to comply with IRS rules and regulations may result in a penalty being charged Maker or Holder and, in the event of any act or omission of Maker which contributes to the assessment of such penalty, Maker agrees that it shall be responsible for full payment thereof.

“Maker”

Metzger Mountain Pointe, LLC,

an Arizona limited liability company

By:

North Star Realty Services, LLC,

an Illinois limited liability company

By:  /s/ Martin S. Edwards

Name:  Martin S. Edwards

Title:  President

Maker signatures continued on Page 4 herein.

Mountain Pointe Office Investments, LLC,

an Arizona limited liability company

By:

Hannay Investment Properties, Inc.,

an Arizona corporation, Manager

By:  /s/ R. Craig Hannay

Name:  R. Craig Hannay

Title:  President

RCH Mountain Pointe, LLC,

an Arizona limited liability company

By:

Hannay Investment Properties, Inc.,

an Arizona corporation, Manager

By:  /s/ R. Craig Hannay

Name:  R. Craig Hannay

Title:  President

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